UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01 Other Events.

Stifel Financial Corp. (the Company) is recasting certain financial information included in its Annual Report on Form 10-K, which was previously filed with the U.S. Securities and Exchange Commission (“SEC”) on February 23, 2017.

The Company adopted Financial Accounting Standards Board Accounting Standards Update No. 2016-09, “Improvements to Employee Share-Based Payment Accounting” (ASU 2016-09) on January 1, 2017, which requires cash paid to a tax authority by a company when withholding shares from an employee’s award for tax-withholding purposes to be classified as a financing activity in the consolidated statement of cash flows. The adoption of ASU 2016-09 is reflected in all periods presented of the recast consolidated statement of cash flows.

The Company has revised the following portions of its Annual Report on Form 10-K to reflect the adoption of ASU 2016-09:

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)
•	Item 8. Financial Statements and Supplementary Data
•	Item 9A. Controls and Procedures

The revised portions of the Company’s Annual Report on Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference.

All other information in the Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the adoption of ASU 2016-09, as described above.

Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A for any information, uncertainties, risk, events or trends occurring, or known to management. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, and the registrant’s filings with the SEC subsequent to the filing of the Form 10-K, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, as filed with the SEC on May 5, 2017 and August 8, 2017, respectively. References to the exhibits attached hereto to the Form 10-K or parts thereof refer to the Form 10-K, except to the extent portions of such Form 10-K have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case they refer to the applicable recast portion in Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 to this Current Report on Form 8-K is not an amendment to, or a restatement of, the Company’s Annual Report on Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription of Exhibit

23.1	Consent of Ernst & Young, LLP
99.1

Updates to the following portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data. All portions are updated to recast the consolidated statement of cash flows for the adoption of ASU 2016-09.

101

The following financial statements and notes from the Company’s Current Report on Form 8-K recast for the year ended December 31, 2016, filed on February 23, 2017, formatted in XBRL: (i) Consolidated Statements of Financial Condition as of December 31, 2016 and 2015; (ii) Consolidated Statements of Operations for the years ended December 31, 2016, 2015, and 2014; (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2016, 2015, and 2014; (iv) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2016, 2015, and 2014; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015, and 2014; and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 11, 2017	By: /s/ James M. Zemlyak
Name:James M. Zemlyak
Title:President and Chief Financial Officer

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

23.1	Consent of Ernst & Young, LLP
99.1

Updates to the following portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data. All portions are updated to recast the consolidated statement of cash flows for the adoption of ASU 2016-09.

101

The following financial statements and notes from the Company’s Current Report on Form 8-K recast for the year ended December 31, 2016, filed on February 23, 2017, formatted in XBRL: (i) Consolidated Statements of Financial Condition as of December 31, 2016 and 2015; (ii) Consolidated Statements of Operations for the years ended December 31, 2016, 2015, and 2014; (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2016, 2015, and 2014; (iv) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2016, 2015, and 2014; (v) Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015, and 2014; and (vi) Notes to Consolidated Financial Statements.